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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  September 11, 1995



                        Registrant; State of                IRS Employer
Commission         Incorporation; Address; and             Identification
File Number             Telephone Number                        No


1-9513                  CMS ENERGY CORPORATION             38-2726431
                        (A Michigan Corporation)
                   Fairlane Plaza South, Suite 1100
                         330 Town Center Drive
                        Dearborn, Michigan 48126
                            (313) 436-9261


1-5611                  CONSUMERS POWER COMPANY            38-0442310
                        (A Michigan Corporation)
                        212 West Michigan Avenue
                        Jackson, Michigan  49201
                            (517) 788-1030


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ITEM 5.  OTHER EVENTS.

Electric Rate Case Proceedings

On September 11, 1995, CMS Energy Corporation issued a press release announcing a settlement agreement reached September 8, 1995 between its utility subsidiary, Consumers Power Company ("Consumers"), and the staff of the Michigan Public Service Commission ("MPSC") regarding several outstanding rate proceedings. This agreement resolves several major regulatory issues, eliminates major uncertainties and provides Consumers the tools to operate in today's competitive environment. Specifically, the agreement:

    - resolves the current electric rate case and provides for $49.9 million increase;

    -    eliminates rate subsidization by large industrial customers;

    -    provides for cost recovery of the 325 MW of uncommitted
         Midland Cogeneration Venture capacity;

    -    implements provisions for incentive ratemaking;

    - resolves the Special Competitive Services and depreciation rate cases;

    -    implements a limited direct access program;

    - enables Consumers to negotiate rates for certain large retail customers; and

    -    accelerates recovery of nuclear plant investment.

To expedite the case and consider the proposed settlement agreement, on September 14, 1995 the MPSC ordered the parties to file testimony in support or opposition of the proposed settlement agreement by September 29, 1995, file rebuttal testimony by October 5, 1995, commence cross-examination by October 9, 1995, file briefs by October 30, 1995, and file reply briefs by November 6, 1995.

A copy of the press release and a more detailed description of the settlement are included as exhibits to the report.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                          CMS ENERGY CORPORATION



Dated:   September 15, 1995               By:    /s/ S Kinnie Smith, Jr
                                              ----------------------------
                                               S. Kinnie Smith, Jr.
                                               Vice Chairman of the Board
                                                 and General Counsel




                                          CONSUMERS POWER COMPANY



Dated:   September 15, 1995               By:    /s/ S Kinnie Smith, Jr
                                              ----------------------------
                                               S. Kinnie Smith, Jr.
                                               Vice Chairman of the Board


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                                  EXHIBIT INDEX


Exhibit
Number
-------

99(a)           Press Release of CMS Energy, dated September 11, 1995.

99(b) Description of Consumers Power Company Global Settlement with MPSC Staff.

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